UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6220 Hwy 7, Suite 600

Woodbridge

Ontario L4H 4G3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	WCN	New York Stock Exchange (“NYSE”) Toronto Stock Exchange (“TSX”)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

Waste Connections, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to reclassify historical segment information to reflect the Company’s current reportable segment structure. As previously disclosed in footnote 18 to the Company’s financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “2023 Q1 Form 10-Q”), the Company modified its organizational structure, effective April 1, 2023, from five to six geographic operating segments, due to continued growth in its business. The Company currently reports revenue and segment EBITDA based on the following six geographic solid waste operating segments: Southern, Western, Central, Eastern, Canada and MidSouth. Moving from five segments to six segments involved reallocating a small number of operating locations from the Western segment to the Central segment, the bifurcation of the previous Eastern segment into two smaller geographies now referred to as the Eastern segment and the MidSouth segment, as well as reallocating a small number of operating locations from the Southern segment to the MidSouth segment. All prior period results contained in the 2023 Q1 Form 10-Q and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”) have been retrospectively revised to reflect the new segment reporting structure.

The Company is filing information under Item 8.01 of this Current Report to (i) provide investors with recast historical information in the Company’s financial reporting for periods prior to the segment reporting changes and (ii) incorporate by reference such recast historical financial information into the Company’s filings with the Securities and Exchange Commission and applicable securities commissions or similar regulatory authorities in Canada.

The following items from the 2023 Q1 Form 10-Q are being revised and updated from their previous presentation solely to reflect the Company’s new segment structure, as reflected in Exhibit 99.1 to this Current Report:

●	Part I, Item 1. Financial Statements; and
●	Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Except for minor, non-substantive revisions, only the following note to the consolidated financial statements from the 2023 Q1 Form 10-Q has been revised from its previous presentation, as reflected in Exhibit 99.1 to this Current Report:

●	Note 10 — Segment Reporting.

The following items from the 2022 Form 10-K are being revised and updated from their previous presentation solely to reflect the Company’s new segment structure, as reflected in Exhibit 99.2 to this Current Report:

●	Part I, Item 1. Business;
●	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
●	Part II, Item 8. Financial Statements and Supplementary Data.

Except for minor, non-substantive revisions, only the following note to the consolidated financial statements from the 2022 Form 10-K has been revised from its previous presentation, as reflected in Exhibit 99.2 to this Current Report:

●	Note 17 — Segment Reporting.

The changes referred to above had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, and the recast financial information contained in Exhibit 99.1 and Exhibit 99.2 to this Current Report does not represent a restatement of previously issued financial statements.

This Current Report should be read in conjunction with the portions of the 2023 Q1 Form 10-Q and the 2022 Form 10-K that have not been updated herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton, LLP, Independent Registered Public Accounting Firm
99.1	Selected Items from Waste Connections, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, republished solely to reflect the change in reportable segments
99.2	Selected Items from Waste Connections, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, republished solely to reflect the change in reportable segments
101.INS	The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101. SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
104	The cover page of Waste Connections, Inc. on Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: August 3, 2023	BY:	/s/ Mary Anne Whitney
Mary Anne Whitney
Executive Vice President and Chief Financial Officer